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                                                                    EXHIBIT 23.1


        We hereby consent to the use of our name in the Prospectus on Form S-8, File No. 333-25005, and the use of our opinion as an exhibit to said registration Statement with the amendment of said Registration Statement by the incorporation of the Amended Annual Report on Form 10-KSB/A of Luther Medical Products, Inc., for the fiscal year ended June 30, 1998.

                              ARTER & HADDEN LLP


December 10, 1998